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                                                                   EXHIBIT 10.45

                                 AMENDMENT NO. 1
                          REGISTRATION RIGHTS AGREEMENT

            This Amendment No. 1 (this "Amendment") is made as of June 17, 1999 and to that certain Registration Rights Agreement (the "Registration Rights Agreement") dated as of December 10, 1998 among Geron Corporation, a Delaware corporation and the other parties set forth on Schedule I thereto.

            WHEREAS the parties hereto are parties to the Registration Rights Agreement and desire to amend the terms of the Registration Rights Agreement as provided herein.

            NOW THEREFORE, the parties hereto, in consideration of the mutual agreements herein contained and the promises herein expressed, and for other good consideration acknowledged by each of them to be satisfactory and adequate, do hereby agree as follows:

            1. Capitalized Terms. Capitalized terms used herein but not defined herein have the meanings given to them in the Registration Rights Agreement.

            2. Amendment to the Registration Rights Agreement. Pursuant to
Section 7(e), the parties hereto agree to the following amendment:

            (a) As of the date hereof, Schedule I to the Registration Rights Agreement is hereby updated in its entirety with Schedule I attached hereto.

            3. Entire Agreement. This Amendment, together with the Registration Rights Agreement, contains the entire agreement of the parties with respect to the subject matter hereof and no representations, inducements, promises or agreements, oral or otherwise, between the parties not embodies herein shall be of any force or effect.

            4. Governing Law. The corporate laws of the State of Delaware shall govern all issues concerning the relative rights of the Company and the Purchasers as its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Amendment shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of law. Each party hereby irrevocably submits to the nonexclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consent to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Amendment and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.
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               5. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.






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            IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, have duly executed this Amendment as of the day first above written.

                                        GERON CORPORATION

                                        By:    /s/ David Greenwood
                                               ---------------------------------
                                        Name:  David Greenwood
                                        Title: Vice President of Corporate
                                                 Development and Chief Financial
                                                 Officer

                                        BROWN SIMPSON STRATEGIC
                                        GROWTH FUND, LTD.

                                        By:    /s/  Mitchell Kaye
                                               ---------------------------------
                                        Name:       Mitchell Kaye
                                        Title:      Principal
                                        Residence:  Grand Cayman, Cayman Islands


                                        BROWN SIMPSON STRATEGIC
                                        GROWTH FUND, L.P.

                                        By:    /s/ Mitchell Kaye
                                               ---------------------------------
                                        Name:      Mitchell Kaye
                                        Title:     Principal
                                        Residence: New York, New York


                                        LB I GROUP INC.

                                        By:  /s/   Steven Berkenfeld
                                             -----------------------------------
                                        Name:      Steven Berkenfeld
                                        Title:     Senior Vice President
                                        Residence: New York, New York

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                                        RGC INTERNATIONAL INVESTORS, LDC

                                        By: Rose Glen Capital Management, L.P.,
                                            Investment Manager

                                            By:  RGC General Partner Corp.,
                                                 as General Partner

                                        By:  /s/   Wayne D. Bloch
                                             -----------------------------------
                                        Name:      Wayne D. Bloch
                                        Title:     Managing Director
                                        Residence: Grand Cayman, Cayman Islands


                                        AGREED TO AND ACKKNOWLEDGED THIS
                                        17th DAY OF JUNE, 1999:


                                        BROWN SIMPSON-ORD INVESTMENTS LLC

                                        By:  /s/    Richard Cayne
                                             -----------------------------------
                                        Name:       Richard Cayne
                                        Title:
                                        Residence:  New York, New York

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                                   SCHEDULE I

Company

GERON CORPORATION
230 Constitution Drive
Menlo Park, CA 94025
Fax:  (650) 473-7701

Purchasers:

BROWN SIMPSON STRATEGIC GROWTH FUND, L.P.
152 West 57th Street, 40th Floor
New York, New York 10019
Attn: Paul Gustus
Fax: (212) 247-1329
Debentures
Warrants

BROWN SIMPSON STRATEGIC GROWTH FUND, LTD.
152 West 57th Street, 40th Floor
New York, New York 10019
Attn: Paul Gustus
Fax: (212) 247-1329
Debentures
Warrants

BROWN SIMPSON-ORD INVESTMENTS LLC
1 Manhattanville Road
Purchase, New York  10577
Attn: Richard Cayne
Fax: (914) 694-5831
Debentures
Warrants

LB I GROUP INC.
c/o Lehman Brothers, Inc.
3 World Financial Center
New York, New York  10285
Attn:  Kevin Jenirs
Fax:  (212) 526-2198
Debentures
Warrants

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RGC INTERNATIONAL INVESTORS, LDC
c/o Rose Glen Capital Management, L.P.
3 Bala Plaza East, Suite 200
251 Saint Asaphs Road
Bala Cynwyd, PA  19004
Attn:  Wayne D. Bloch
Fax:  (620) 617-0570
Debentures
Warrants